EXHIBIT A

IT IS EXPECTED THAT
SHARES DEPOSITED
HEREUNDER WILL BE
REGISTERED ON THE SHARE
REGISTER MAINTAINED BY
THE RUSSIAN SHARE
REGISTRAR OF THE COMPANY
(AS DEFINED BELOW) IN
THE NAME OF THE
DEPOSITARY OR ITS
NOMINEE OR OF THE
CUSTODIAN OR ITS
NOMINEE.  OWNERS AND
BENEFICIAL OWNERS SHOULD
BE AWARE, HOWEVER, THAT
RUSSIA'S SYSTEM OF SHARE
REGISTRATION AND CUSTODY
CREATES CERTAIN RISKS OF
LOSS THAT ARE NOT
NORMALLY ASSOCIATED WITH
INVESTMENTS IN OTHER
SECURITIES MARKETS.  THE
DEPOSITARY WILL NOT BE
LIABLE FOR THE
UNAVAILABILITY OF SHARES
OR FOR THE FAILURE TO
MAKE ANY DISTRIBUTION OF
CASH OR PROPERTY WITH
RESPECT THERETO AS A
RESULT OF SUCH
UNAVAILABILITY.

THE DEPOSITARY HAS BEEN
ADVISED BY RUSSIAN
COUNSEL THAT COURTS IN
THE RUSSIAN FEDERATION
MAY NOT RECOGNIZE OR
ENFORCE JUDGMENTS
OBTAINED IN THE FEDERAL
COURTS OF THE UNITED
STATES OF AMERICA OR THE
COURTS OF THE STATE OF
NEW YORK.

PURSUANT TO RUSSIAN LAW,
THE SHARES DEPOSITED
HEREUNDER MAY BE SUBJECT
TO ASSESSMENT AND OWNERS
AND BENEFICIAL OWNERS OF
AMERICAN DEPOSITARY
SHARES BE REQUIRED TO
MAKE ADDITIONAL CAPITAL
CONTRIBUTIONS TO THE
COMPANY.  OWNERS AND
BENEFICIAL OWNERS OF
AMERICAN DEPOSITARY
SHARES SHALL HAVE NO
RECOURSE AGAINST THE
DEPOSITARY WITH RESPECT
TO ANY SUCH ASSESSMENT.
SEE PARAGRAPH 17 HEREOF.


RULE 424(b)(3)
FORM F-6 #: 333-119774

EFFECTIVE NOVEMBER 22,
2004, OJSC VIMPELCOM
CHANGED THE RATIO ON
IT'S AMERICAN DEPOSITARY
RECEIPTS (ADRs) FROM ONE
(1) AMERICAN DEPOSITARY
SHARE (ADS) REPRESENTING
THREE-FOURTHS (3/4) OF
ONE (1) DEPOSITED SHARE
TO FOUR (4) ADSs
REPRESENTING ONE (1)
DEPOSITED SHARE.


AMERICAN DEPOSITARY
SHARES
(Each American
Depositary Share
represents three-fourths
(3/4)
of one deposited Share)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
THE PAR VALUE OF FIVE
RUBLES EACH OF
OPEN JOINT STOCK COMPANY
VIMPEL-COMMUNICATIONS
(ORGANIZED UNDER THE
LAWS OF THE RUSSIAN
FEDERATION)

The Bank of New York, as
depositary (hereinafter
called the
"Depositary"), hereby
certifies that
________________________
________________________
________, or registered
assigns IS THE OWNER OF
________________________
_____

AMERICAN DEPOSITARY
SHARES

representing deposited
ordinary shares, par
value five Rubles,
(herein called "Shares")
of  OPEN JOINT STOCK
COMPANY VIMPEL-
COMMUNICATIONS,
organized under the laws
of the Russian
Federation (herein
called the "Company").
At the date hereof, each
American Depositary
Share represents three-
fourths (3/4) of one
Share deposited or
subject to deposit under
the Deposit Agreement
(as such term is
hereinafter defined) at
the Moscow, Russian
Federation, office of
Internationale
Nederlanden Bank
(Eurasia) (herein called
the "Custodian").  The
Depositary's Corporate
Trust Office is located
at a different address
than its principal
executive office.  Its
Corporate Trust Office
is located at
101 Barclay Street, New
York, New York 10286,
and its principal
executive office is
located at 48 Wall
Street, New York, New
York 10286.

THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, NEW YORK 10286

1)	THE DEPOSIT
AGREEMENT.

		This American
Depositary Receipt is
one of an issue (herein
called "Receipts"), all
issued and to be issued
upon the terms and
conditions set forth in
the deposit agreement,
dated as of November 20,
1996 (herein called the
"Deposit Agreement"), by
and among the Company,
the Depositary, and all
Owners and Beneficial
Owners from time to time
of Receipts issued
thereunder, each of whom
by accepting a Receipt
agrees to become a party
thereto and become bound
by all the terms and
conditions thereof.  The
Deposit Agreement sets
forth the rights of
Owners and Beneficial
Owners of the Receipts
and the rights and
duties of the Depositary
in respect of the Shares
deposited thereunder and
any and all other
securities, property and
cash from time to time
received in respect of
such Shares and held
thereunder (such Shares,
securities, property,
and cash are herein
called "Deposited
Securities").  Copies of
the Deposit Agreement
are on file at the
Depositary's Corporate
Trust Office in New York
City and at the office
of the Custodian.

		The statements
made on the face and
reverse of this Receipt
are summaries of certain
provisions of the
Deposit Agreement and
are qualified by and
subject to the detailed
provisions of the
Deposit Agreement, to
which reference is
hereby made.
Capitalized terms
defined in the Deposit
Agreement and not
defined herein shall
have the meanings set
forth in the Deposit
Agreement.

		2)	SURRENDER
OF RECEIPTS AND
WITHDRAWAL OF SHARES.

		Upon surrender
at the Corporate Trust
Office of the Depositary
of this Receipt
accompanied by such
documents as the
Depositary may require
(including a
purchase/sale contract
relating to the transfer
of the Shares, where
applicable), and upon
payment of the fees and
expenses of the
Depositary provided in
this Receipt, and
subject to the terms and
conditions of the
Deposit Agreement, the
Owner hereof is entitled
to delivery, to him or
upon his order, of the
Deposited Securities at
the time of delivery
represented by the
American Depositary
Shares for which this
Receipt is issued;
provided, however, that
the Depositary will not
accept for surrender a
Receipt representing
fewer than two American
Depositary Shares or
integral multiples
thereof.  Delivery of
such Deposited
Securities may be made
by the delivery of
(a) certificates or
other documents
evidencing title
(including extracts from
the Share Register) in
the name of the Owner
hereof or as ordered by
him or certificates
properly endorsed or
accompanied by proper
instruments of transfer
and (b) any other
securities, property and
cash to which such Owner
is then entitled in
respect of this Receipt.
The Depositary shall
direct the Custodian or
its agents to cause the
transfer and recordation
by the Russian Share
Registrar on the Share
Register of the Shares
being withdrawn in the
name of such Owner or as
directed by him as above
provided, and the
Company shall ensure
that such transfer and
recordation is effected
within three business
days in Moscow from the
time it is requested to
do so by the Depositary
or the Custodian or any
of their respective
agents.  Upon such
transfer and
recordation, the
Custodian shall deliver
at the Moscow, Russian
Federation, office of
the Custodian, subject
to Sections 2.06, 3.01
and 3.02 and to the
other terms and
conditions of the
Deposit Agreement, to or
upon the written order
of the person or persons
designated in the order
delivered to the
Depositary as above
provided, documents
evidencing title
(including extracts from
the Share Register) for
the amount of Deposited
Securities represented
by the American
Depositary Shares
evidenced by this
Receipt, except that, if
and to the extent
practicable, the
Depositary may make
delivery to such person
or persons at the
Corporate Trust Office
of the Depositary of any
dividends or
distributions with
respect to the Deposited
Securities represented
by the American
Depositary Shares
evidenced by such
Receipt, or of any
proceeds of sale of any
dividends, distributions
or rights, which may at
the time be held by the
Depositary.  At the
request, risk and
expense of any Owner so
surrendering this
Receipt, and for the
account of such Owner,
the Depositary shall
direct the Custodian to
forward any cash or
other property (other
than rights) comprising,
and forward a
certificate or
certificates and other
proper documents
evidencing title for (as
described above), the
Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Receipt to the
Depositary for delivery
at the Corporate Trust
Office of the
Depositary.  Such
direction shall be given
by letter or, at the
request, risk and
expense of such Owner,
by cable, telex or
facsimile transmission.

		3)
	TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS OF
RECEIPTS.

		The transfer
of this Receipt is
registrable on the books
of the Depositary at its
Corporate Trust Office
by the Owner hereof in
person or by a duly
authorized attorney,
upon surrender of this
Receipt properly
endorsed for transfer or
accompanied by proper
instruments of transfer
and funds sufficient to
pay any applicable
transfer taxes and the
expenses of the
Depositary and upon
compliance with such
regulations, if any, as
the Depositary may
establish for such
purpose.  This Receipt
may be split into other
such Receipts, or may be
combined with other such
Receipts into
one Receipt, evidencing
the same aggregate
number of American
Depositary Shares as the
Receipt or Receipts
surrendered.  As a
condition precedent to
the execution and
delivery, registration
of transfer, split-up,
combination, or
surrender of any Receipt
or withdrawal of any
Deposited Securities,
the Depositary, the
Custodian, or Registrar
may require (a) payment
from the depositor of
the Shares or the
presenter of the Receipt
of a sum sufficient to
reimburse it for any tax
or other governmental
charge and any stock
transfer or registration
fee with respect thereto
(including any such tax
or charge and fee with
respect to Shares being
deposited or withdrawn)
and payment of any
applicable fees and
expenses as provided in
this Receipt, (b) the
production of proof
satisfactory to it as to
the identity and
genuineness of any
signature and (c)
compliance with any
regulations the
Depositary may establish
consistent with the
provisions of the
Deposit Agreement or
this Receipt, including,
without limitation, this
Article 3.

		The delivery
of Receipts against
deposits of Shares
generally or against
deposits of particular
Shares may be suspended,
or the transfer of
Receipts in particular
instances may be
refused, or the
registration of transfer
of outstanding Receipts
generally may be
suspended, during any
period when the transfer
books of the Depositary
are closed, or if any
such action is deemed
necessary or advisable
by the Depositary at any
time or from time to
time because of any
requirement of law or of
any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this
Receipt, or for any
other reason, subject to
the provisions of the
following sentence.
Notwithstanding any
other provision of the
Deposit Agreement or
this Receipt, the
surrender of outstanding
Receipts and withdrawal
of Deposited Securities
may not be suspended
subject only to
(i) temporary delays
caused by closing the
transfer books of the
Depositary or the
Company or the deposit
of Shares in connection
with voting at a
shareholders' meeting,
or the payment of
dividends, (ii) the
payment of fees, taxes
and similar charges, and
(iii) compliance with
any U.S. or foreign laws
or governmental
regulations relating to
the Receipts or to the
withdrawal of the
Deposited Securities.
Without limitation of
the foregoing, the
Depositary shall not
knowingly accept for
deposit under the
Deposit Agreement any
Restricted Securities.

		4)	LIABILITY
OF OWNER OR BENEFICIAL
OWNER FOR TAXES.

		If any tax or
other governmental
charge shall become
payable with respect to
any Receipt or any
Deposited Securities
represented hereby, such
tax or other
governmental charge
shall be payable by the
Owner or Beneficial
Owner hereof to the
Depositary, and such
Owner or Beneficial
Owner shall be deemed
liable therefor.  In
addition to any other
remedies available to
it, the Depositary may
refuse to effect any
transfer of this Receipt
or any withdrawal of
Deposited Securities
represented by American
Depositary Shares
evidenced by such
Receipt until such
payment is made, and may
withhold any dividends
or other distributions,
or may sell for the
account of the Owner or
Beneficial Owner hereof
any part or all of the
Deposited Securities
represented by the
American Depositary
Shares evidenced by this
Receipt, and may apply
such dividends or other
distributions or the
proceeds of any such
sale in payment of such
tax or other
governmental charge and
the Owner or Beneficial
Owner hereof shall
remain liable for any
deficiency.  The
obligations of Owners
and Beneficial Owners
under this Article 4
shall survive any
transfer of Receipts
pursuant to Section 2.04
of the Deposit
Agreement, any surrender
of Receipts and
withdrawal of Deposited
Securities pursuant to
Section 2.05 of the
Deposit Agreement, or
the termination of the
Deposit Agreement
pursuant to Section 6.02
of the Deposit
Agreement.

		5)
	WARRANTIES ON
DEPOSIT OF SHARES.

		Every person
depositing Shares
hereunder and under the
Deposit Agreement shall
be deemed thereby to
represent and warrant
that such Shares and
each certificate
therefor are validly
issued, fully paid,
non-assessable, and free
of any pre-emptive
rights of the holders of
outstanding Shares and
that the person making
such deposit is duly
authorized so to do.
Every such person shall
also be deemed to
represent that the
deposit of such Shares
and the sale of Receipts
evidencing American
Depositary Shares
representing such Shares
would not be Restricted
Securities.  Such
representations and
warranties shall survive
the deposit of Shares
and issuance of
Receipts.

		6)	FILING
PROOFS, CERTIFICATES,
AND OTHER INFORMATION.

		Any person
presenting Shares for
deposit or any Owner or
Beneficial Owner of a
Receipt may be required
from time to time to
file with the Depositary
or the Custodian such
proof of citizenship or
residence, exchange
control approval, or
such information
relating to the
registration on the
books of the Company or
the Russian Share
Registrar, if
applicable, to execute
such certificates and to
make such
representations and
warranties, as the
Depositary may deem
necessary or proper.
The Depositary may
withhold the delivery or
registration of transfer
of any Receipt or the
distribution of any
dividend or sale or
distribution of rights
or of the proceeds
thereof or the delivery
of any Deposited
Securities until such
proof or other
information is filed or
such certificates are
executed or such
representations and
warranties made.  No
Share shall be accepted
for deposit unless
accompanied by evidence
satisfactory to the
Depositary that any
necessary approval has
been granted by any
governmental body in the
Russian Federation which
is then performing the
function of the
regulation of currency
exchange.

		7)	CHARGES
OF DEPOSITARY.

		The Company
agrees to pay the fees,
reasonable expenses and
out-of-pocket charges of
the Depositary and those
of any Registrar only in
accordance with
agreements in writing
entered into between the
Depositary and the
Company from time to
time.  The Depositary
shall present its
statement for such
charges and expenses to
the Company once every
three (3) months.  The
charges and expenses of
the Custodian are for
the sole account of the
Depositary.

		The following
charges shall be
incurred by any party
depositing or
withdrawing Shares or by
any Owner of Receipts or
by any party
surrendering Receipts or
to whom Receipts are
issued (including,
without limitation,
issuance pursuant to a
stock dividend or stock
split declared by the
Company or an exchange
of stock regarding the
Receipts or Deposited
Securities or a
distribution of Receipts
pursuant to Section 4.03
of the Deposit
Agreement), whichever
applicable:  (1) taxes
and other governmental
charges, (2) such
registration fees and
related expenses as may
from time to time be in
effect for, or incurred
by the Depositary in
connection with, the
registration of
transfers of Shares
generally on the Share
Register of the Company
maintained by the
Russian Share Registrar
and applicable to
transfers of Shares to
the name of the
Depositary or its
nominee or the Custodian
or its nominee on the
making of deposits or
withdrawals under the
terms of the Deposit
Agreement, (3) such
cable, telex and
facsimile transmission
expenses as are provided
in the Deposit
Agreement, (4) such
reasonable expenses as
are incurred by the
Depositary in the
conversion of foreign
currency pursuant to
Section 4.05 of the
Deposit Agreement, (5) a
fee of $5.00 or less per
100 American Depositary
Shares (or portion
thereof) for the
execution and delivery
of Receipts pursuant to
Sections 2.03, 4.03 or
4.04, of the Deposit
Agreement and the
surrender of Receipts
pursuant to
Sections 2.05 or 6.02 of
the Deposit Agreement,
(6) (where permitted by
applicable rules and
regulations of any
securities exchange upon
which the American
Depositary Shares are
listed, a fee of $.02 or
less per American
Depositary Share (or
portion thereof) for any
cash distribution made
pursuant to the Deposit
Agreement including but
not limited to
Sections 4.01 through
4.04, and (7) a fee for
the distribution of
securities pursuant to
Section 4.02 of the
Deposit Agreement, such
fee being in an amount
equal to the fee for the
execution and delivery
of American Depositary
Shares referred to above
which would have been
charged as a result of
the deposit of such
securities (for purposes
of this clause 7
treating all such
securities as if they
were Shares), but which
securities are instead
distributed by the
Depositary to Owners.

		The
Depositary, subject to
Article 8 hereof, may
own and deal in any
class of securities of
the Company and its
affiliates and in
Receipts.

		8)
	PRE-RELEASE OF
RECEIPTS.


	Notwithstanding
Section 2.03 of the
Deposit Agreement, the
Depositary may execute
and deliver Receipts
prior to the receipt of
Shares pursuant to
Section 2.02 of the
Deposit Agreement
("Pre-Release").  The
Depositary may, pursuant
to Section 2.05 of the
Deposit Agreement,
deliver Shares upon the
receipt and cancellation
of Receipts which have
been Pre-Released,
whether or not such
cancellation is prior to
the termination of such
Pre-Release or the
Depositary knows that
such Receipt has been
Pre-Released.  The
Depositary may receive
Receipts in lieu of
Shares in satisfaction
of a Pre-Release.  Each
Pre-Release will be
(a) preceded or
accompanied by a written
representation from the
person to whom Receipts
are to be delivered that
such person, or its
customer, owns the
Shares or Receipts to be
remitted, as the case
may be, (b) at all times
fully collateralized
with cash or such other
collateral as the
Depositary deems
appropriate,
(c) terminable by the
Depositary on not more
than five (5) business
days' notice, and
(d) subject to such
further indemnities and
credit regulations as
the Depositary deems
appropriate.  The number
of American Depositary
Shares which are
outstanding at any time
as a result of
Pre-Releases will not
normally exceed thirty
percent (30%) of the
Shares deposited under
the Deposit Agreement;
provided, however, that
the Depositary reserves
the right to change or
disregard such limit
from time to time as it
deems appropriate and
may, with prior written
consent of the Company,
change such limit for
purposes of general
application.

		The Depositary
may retain for its own
account any compensation
received by it in
connection with the
foregoing.

		9)	TITLE TO
RECEIPTS.

		It is a
condition of this
Receipt and every
successive Owner and
Beneficial Owner of this
Receipt by accepting or
holding the same
consents and agrees,
that title to this
Receipt when properly
endorsed or accompanied
by proper instruments of
transfer, is
transferable by delivery
with the same effect as
in the case of a
negotiable instrument
under the laws of New
York, provided, however,
that the Depositary,
notwithstanding any
notice to the contrary,
may treat the person in
whose name this Receipt
is registered on the
books of the Depositary
as the absolute owner
hereof for the purpose
of determining the
person entitled to
distribution of
dividends or other
distributions or to any
notice provided for in
the Deposit Agreement or
for all other purposes
and neither the
Depositary nor the
Company will have any
obligation or be subject
to any liability under
the Deposit Agreement to
any holder of this
Receipt unless such
holder is the Owner
hereof.

		10)	VALIDITY
OF RECEIPT.

		This Receipt
shall not be entitled to
any benefits under the
Deposit Agreement or be
valid or obligatory for
any purpose, unless this
Receipt shall have been
executed by the
Depositary by the manual
signature of a duly
authorized signatory of
the Depositary;
provided, however, that
such signature may be a
facsimile if a Registrar
for the Receipts shall
have been appointed and
such Receipts are
countersigned by the
manual signature of a
duly authorized officer
of the Registrar.

		11)	REPORTS;
INSPECTION OF TRANSFER
BOOKS.

		The Company is
subject to the periodic
reporting requirements
of the Securities
Exchange Act of 1934
and, accordingly, files
certain reports with the
Commission.  Such
reports will be
available for inspection
and copying by Owners
and Beneficial Owners at
the public reference
facilities maintained by
the Commission located
at 450 Fifth
Street, N.W.,
Washington, D.C. 20549.

		The Depositary
will make available for
inspection by Owners of
Receipts at its
Corporate Trust Office
any reports and
communications,
including any proxy
soliciting material,
received from the
Company which are both
(a) received by the
Depositary as the holder
of the Deposited
Securities and (b) made
generally available to
the holders of such
Deposited Securities by
the Company.  The
Depositary will also
send to Owners of
Receipts (i) copies of
such reports when
furnished by the Company
pursuant to the Deposit
Agreement, (ii) copies
of any written
communications provided
to the Depositary by the
Russian Share Registrar
pursuant to
Section 5.13(b)(v) of
the Deposit Agreement;
and (iii) copies of any
notices given or
required to be given by
the Depositary pursuant
to Section 5.13(d) of
the Deposit Agreement.
Any such reports and
communications,
including any such proxy
soliciting material,
furnished to the
Depositary by the
Company shall be
furnished in English.

		The Depositary
will keep books for the
registration of Receipts
and transfers of
Receipts which at all
reasonable times shall
be open for inspection
by the Owners of
Receipts provided that
such inspection shall
not be for the purpose
of communicating with
Owners of Receipts in
the interest of a
business or object other
than the business of the
Company or a matter
related to the Deposit
Agreement or the
Receipts.

		12)	DIVIDENDS
AND DISTRIBUTIONS.

		Whenever the
Depositary receives any
cash dividend or other
cash distribution on any
Deposited Securities,
the Depositary will, if
at the time of receipt
thereof any amounts
received in a foreign
currency can in the
judgment of the
Depositary be converted
on a reasonable basis
into United States
dollars transferable to
the United States, and
subject to the Deposit
Agreement, convert such
dividend or distribution
into Dollars and will
distribute the amount
thus received (net of
the fees and expenses of
the Depositary as
provided in Article 7
hereof and Section 5.09
of the Deposit
Agreement) to the Owners
of Receipts entitled
thereto; provided,
however, that in the
event that the Company
or the Depositary is
required to withhold and
does withhold from any
cash dividend or other
cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the
amount distributed to
the Owners of the
Receipts evidencing
American Depositary
Shares representing such
Deposited Securities
shall be reduced
accordingly.

		Subject to the
provisions of
Sections 4.11 and 5.09
of the Deposit
Agreement, whenever the
Depositary receives any
distribution other than
a distribution described
in Sections 4.01, 4.03
or 4.04 of the Deposit
Agreement, the
Depositary will cause
the securities or
property received by it
to be distributed to the
Owners of Receipts
entitled thereto, in any
manner that the
Depositary may deem
equitable and
practicable for
accomplishing such
distribution; provided,
however, that if in the
opinion of the
Depositary such
distribution cannot be
made proportionately
among the Owners of
Receipts entitled
thereto, or if for any
other reason the
Depositary deems such
distribution not to be
feasible, the Depositary
may adopt such method as
it may deem equitable
and practicable for the
purpose of effecting
such distribution,
including, but not
limited to, the public
or private sale of the
securities or property
thus received, or any
part thereof, and the
net proceeds of any such
sale (net of the fees
and expenses of the
Depositary as provided
in Article 7 hereof and
Section 5.09 of the
Deposit Agreement) shall
be distributed by the
Depositary to the Owners
of Receipts entitled
thereto as in the case
of a distribution
received in cash.

		If any
distribution consists of
a dividend in, or free
distribution of, Shares,
the Depositary may
distribute to the Owners
of outstanding Receipts
entitled thereto,
additional Receipts
evidencing an aggregate
number of American
Depositary Shares
representing the amount
of Shares received as
such dividend or free
distribution subject to
the terms and conditions
of the Deposit Agreement
with respect to the
deposit of Shares and
the issuance of American
Depositary Shares
evidenced by Receipts,
including the
withholding of any tax
or other governmental
charge as provided in
Section 4.11 of the
Deposit Agreement and
the payment of the fees
and expenses of the
Depositary as provided
in Article 7 hereof and
Section 5.09 of the
Deposit Agreement.  The
Depositary may withhold
any such distribution of
Receipts under
Section 4.03 of the
Deposit Agreement if it
has not received
satisfactory assurances
from the Company that
such distribution does
not require registration
under the Securities Act
of 1933 or is exempt
from registration under
the provisions of such
Act.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any
such case, the
Depositary will sell the
amount of Shares
represented by the
aggregate of such
fractions and distribute
the net proceeds, all in
the manner and subject
to the conditions set
forth in the Deposit
Agreement.  If
additional Receipts are
not so distributed, each
American Depositary
Share shall thenceforth
also represent the
additional Shares
distributed upon the
Deposited Securities
represented thereby.

		In the event
that the Depositary
determines that any
distribution in property
(including Shares and
rights to subscribe
therefor) or any deposit
of Shares, transfer of
Receipts or withdrawal
of Deposited Securities
under the Deposit
Agreement is subject to
any tax or other
governmental charge
which the Depositary
determines, in its
absolute discretion, it
is, or may be, obligated
to withhold, the
Depositary may by public
or private sale dispose
of all or a portion of
such property (including
Shares and rights to
subscribe therefor) in
such amounts and in such
manner as the Depositary
deems necessary and
practicable to pay any
such taxes or charges,
and the Depositary shall
distribute the net
proceeds of any such
sale after deduction of
such taxes or charges to
the Owners of Receipts
entitled thereto.

		13)	RIGHTS.

		In the event
that the Company shall
offer or cause to be
offered to the holders
of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of
any other nature, the
Depositary shall have
discretion as to the
procedure to be followed
in making such rights
available to any Owners
or in disposing of such
rights on behalf of any
Owners and making the
net proceeds available
to such Owners or, if by
the terms of such rights
offering or for any
other reason, the
Depositary may not
either make such rights
available to any Owners
or dispose of such
rights and make the net
proceeds available to
such Owners, then the
Depositary shall allow
the rights to lapse.  If
at the time of the
offering of any rights
the Depositary
determines in its
discretion that it is
lawful and feasible to
make such rights
available to all or
certain Owners but not
to other Owners, the
Depositary may
distribute to any Owner
to whom it determines
the distribution to be
lawful and feasible, in
proportion to the number
of American Depositary
Shares held by such
Owner, warrants or other
instruments therefor in
such form as it deems
appropriate.

		In
circumstances in which
rights would otherwise
not be distributed, if
an Owner of Receipts
requests the
distribution of warrants
or other instruments in
order to exercise the
rights allocable to the
American Depositary
Shares of such Owner
hereunder, the
Depositary will make
such rights available to
such Owner upon written
notice from the Company
to the Depositary that
(a) the Company has
elected in its sole
discretion to permit
such rights to be
exercised and (b) such
Owner has executed such
documents as the Company
has determined in its
sole discretion are
reasonably required
under applicable law.

		If the
Depositary has
distributed warrants or
other instruments for
rights to all or certain
Owners, then upon
instruction from such an
Owner pursuant to such
warrants or other
instruments to the
Depositary from such
Owner to exercise such
rights, upon payment by
such Owner to the
Depositary for the
account of such Owner of
an amount equal to the
purchase price of the
Shares to be received
upon the exercise of the
rights, and upon payment
of the fees and expenses
of the Depositary and
any other charges as set
forth in such warrants
or other instruments,
the Depositary shall, on
behalf of such Owner,
exercise the rights and
purchase the Shares, and
the Company shall cause
the Shares so purchased
to be delivered to the
Depositary on behalf of
such Owner.  As agent
for such Owner, the
Depositary will cause
the Shares so purchased
to be deposited pursuant
to Section 2.02 of the
Deposit Agreement, and
shall, pursuant to
Section 2.03 of the
Deposit Agreement,
execute and deliver
Receipts to such Owner.
In the case of a
distribution pursuant to
the second paragraph of
this Article 13, such
Receipts shall be
legended in accordance
with applicable U.S.
laws, and shall be
subject to the
appropriate restrictions
on sale, deposit,
cancellation, and
transfer under such
laws.

		If the
Depositary determines in
its discretion that it
is not lawful and
feasible to make such
rights available to all
or certain Owners, it
may sell the rights,
warrants or other
instruments in
proportion to the number
of American Depositary
Shares held by the
Owners to whom it has
determined it may not
lawfully or feasibly
make such rights
available, and allocate
the net proceeds of such
sales (net of the fees
and expenses of the
Depositary as provided
in Section 5.09 of the
Deposit Agreement and
all taxes and
governmental charges
payable in connection
with such rights and
subject to the terms and
conditions of the
Deposit Agreement) for
the account of such
Owners otherwise
entitled to such rights,
warrants or other
instruments, upon an
averaged or other
practical basis without
regard to any
distinctions among such
Owners because of
exchange restrictions or
the date of delivery of
any Receipt or
otherwise.

		The Depositary
will not offer rights to
Owners unless both the
rights and the
securities to which such
rights relate are either
exempt from registration
under the Securities Act
of 1933 with respect to
a distribution to all
Owners or are registered
under the provisions of
such Act; provided, that
nothing in this Deposit
Agreement shall create,
any obligation on the
part of the Company to
file a registration
statement with respect
to such rights or
underlying securities or
to endeavor to have such
a registration statement
declared effective.  If
an Owner of Receipts
requests the
distribution of warrants
or other instruments,
notwithstanding that
there has been no such
registration under such
Act, the Depositary
shall not effect such
distribution unless it
has received an opinion
from recognized counsel
in the United States for
the Company upon which
the Depositary may rely
that such distribution
to such Owner is exempt
from such registration.

		The Depositary
shall not be responsible
for any failure to
determine that it may be
lawful or feasible to
make such rights
available to Owners in
general or any Owner in
particular.

		14)
	CONVERSION OF
FOREIGN CURRENCY.

		Whenever the
Depositary shall receive
foreign currency, by way
of dividends or other
distributions or the net
proceeds from the sale
of securities, property
or rights, into the
Depositary's foreign
investment account in
the Russian Federation,
and if at the time of
the receipt thereof the
foreign currency so
received can in the
judgment of the
Depositary be converted
on a reasonable basis
into Dollars and the
resulting Dollars
transferred to the
United States, the
Depositary shall convert
or cause to be
converted, by sale or in
any other manner that it
may determine, such
foreign currency into
Dollars, and such
Dollars shall be
distributed to the
Owners entitled thereto
or, if the Depositary
shall have distributed
any warrants or other
instruments which
entitle the holders
thereof to such Dollars,
then to the holders of
such warrants and/or
instruments upon
surrender thereof for
cancellation.  Such
distribution may be made
upon an averaged or
other practicable basis
without regard to any
distinctions among
Owners on account of
exchange restrictions,
the date of delivery of
any Receipt or otherwise
and shall be net of any
expenses of conversion
into Dollars incurred by
the Depositary as
provided in Section 5.09
of the Deposit
Agreement.

		If such
conversion or
distribution can be
effected only with the
approval or license of
any government or agency
thereof, the Depositary
shall file such
application for approval
or license, if any, as
it may, in its sole
discretion, deem
desirable.

		If at any time
the Depositary shall
determine that in its
judgment any foreign
currency received by the
Depositary is not
convertible on a
reasonable basis into
Dollars transferable to
the United States, or if
any approval or license
of any government or
agency thereof which is
required for such
conversion is denied or
in the opinion of the
Depositary is not
obtainable, or if any
such approval or license
is not obtained within a
reasonable period as
determined by the
Depositary, the
Depositary may
distribute the foreign
currency (or an
appropriate document
evidencing the right to
receive such foreign
currency) received by
the Depositary to, or in
its discretion may hold
such foreign currency
uninvested and without
liability for interest
thereon for the
respective accounts of,
the Owners entitled to
receive the same.

		If any such
conversion of foreign
currency, in whole or in
part, cannot be effected
for distribution to some
of the Owners entitled
thereto, the Depositary
may in its discretion
make such conversion and
distribution in Dollars
to the extent
permissible to the
Owners entitled thereto
and may distribute the
balance of the foreign
currency received by the
Depositary to, or hold
such balance uninvested
and without liability
for interest thereon for
the respective accounts
of, the Owners entitled
thereto.

		15)	RECORD
DATES.

		Whenever any
cash dividend or other
cash distribution shall
become payable or any
distribution other than
cash shall be made, or
whenever rights shall be
issued with respect to
the Deposited
Securities, or whenever
the Depositary shall
receive notice of any
meeting of holders of
Shares or other
Deposited Securities, or
whenever for any reason
the Depositary causes a
change in the number of
Shares that are
represented by each
American Depositary
Share, or whenever the
Depositary shall find it
necessary or convenient,
the Depositary shall fix
a record date (a) for
the determination of the
Owners of Receipts who
shall be (i) entitled to
receive such dividend,
distribution or rights
or the net proceeds of
the sale thereof or
(ii) entitled to give
instructions for the
exercise of voting
rights at any such
meeting, (b) on or after
which each American
Depositary Share will
represent the changed
number of Shares,
subject to the
provisions of the
Deposit Agreement or (c)
for the determination of
the Owners who shall be
responsible for the fee
assessed by the
Depositary pursuant to
Article 7 hereof for
inspection of the Share
Register maintained by
the Russian Share
Registrar.

		16)	VOTING OF
DEPOSITED SECURITIES.

		Upon receipt
of notice of any meeting
of holders of Shares or
other Deposited
Securities, if requested
in writing by the
Company, the Depositary
shall, as soon as
practicable thereafter,
mail to the Owners of
Receipts a notice, the
form of which notice
shall be in the sole
discretion of the
Depositary, which shall
contain (a) such
information as is
contained in such notice
of meeting received by
the Depositary from the
Company, (b) a statement
that the Owners of
Receipts as of the close
of business on a
specified record date
will be entitled,
subject to any
applicable provision of
law and of the Charter
of the Company, to
instruct the Depositary
as to the exercise of
the voting rights, if
any, pertaining to the
amount of Shares or
other Deposited
Securities represented
by their respective
American Depositary
Shares and (c) a
statement as to the
manner in which such
instructions may be
given.  Upon the written
request of an Owner of a
Receipt on such record
date, received on or
before the date
established by the
Depositary for such
purpose, the Depositary
shall endeavor insofar
as practicable to vote
or cause to be voted the
amount of Shares or
other Deposited
Securities represented
by such American
Depositary Shares
evidenced by such
Receipt in accordance
with the instructions
set forth in such
request.  The Depositary
shall not vote or
attempt to exercise the
right to vote that
attaches to the Shares
or other Deposited
Securities, other than
in accordance with such
instructions.  Voting
rights may be exercised
only in respect of four
American Depositary
Shares or integral
multiples thereof.

		17)	CHANGES
AFFECTING DEPOSITED
SECURITIES.

		In
circumstances where the
provisions of
Section 4.03 of the
Deposit Agreement do not
apply, upon any change
in nominal value, change
in par value, split-up,
consolidation, or any
other reclassification
of Deposited Securities,
or upon any
recapitalization,
reorganization, merger
or consolidation, or
sale of assets affecting
the Company or to which
it is a party, any
securities which shall
be received by the
Depositary or a
Custodian in exchange
for or in conversion of
or in respect of
Deposited Securities
shall be treated as new
Deposited Securities
under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent
the new Deposited
Securities so received
in exchange or
conversion, unless
additional Receipts are
delivered pursuant to
the following sentence.
In any such case the
Depositary may execute
and deliver additional
Receipts as in the case
of a dividend in Shares,
or call for the
surrender of outstanding
Receipts to be exchanged
for new Receipts
specifically describing
such new Deposited
Securities.

		Pursuant to
Russian law, all joint
stock companies may
increase their charter
capital by increasing
the nominal value of a
class of its shares,
thereby requiring
shareholders to provide
an additional capital
contribution.  The
Company's charter
requires the unanimous
approval of the
shareholders eligible
under Russian law to
vote thereon (which
includes Owners of
Receipts) in order to
increase the charter
capital through an
increase in the nominal
value of its shares if
such increase would
require additional
contributions by some or
all of the shareholders.
Russian law does not
specifically permit (i)
a quorum requirement
greater than 50% or (ii)
super-majority provision
of greater than 75% of
the shareholders voting
for an increase of
charter capital of a
company by means of an
increase in the nominal
value of shares.
Accordingly, there is a
risk that the Company's
Charter provisions may
not be enforceable and,
in such case, the
holders of Shares could
be required to make an
additional capital
contribution to the
Company.

		The Company
acknowledges and agrees
that under no
circumstances shall any
assessment on Shares (or
other Deposited
Securities) constitute
an assessment against or
debt or obligation of
the Depositary, directly
or indirectly, and that
any such assessment
shall be exclusively for
the account of the
Owners and Beneficial
Owners.  Neither the
Company nor any Owner or
Beneficial Owner shall
have any recourse
against the Depositary
with respect to any such
assessment.

		18)	LIABILITY
OF THE COMPANY AND
DEPOSITARY.

		Neither the
Depositary nor the
Company nor any of their
respective directors,
employees, agents or
affiliates shall incur
any liability to any
Owner or Beneficial
Owner of any Receipt, if
by reason of any
provision of (a) any
present or future law or
regulation of the United
States, the Russian
Federation or any other
country, or of any other
governmental or
regulatory authority or
stock exchange, or by
reason of any act of God
or war or other
circumstances beyond its
control, or (b) in the
case of the Depositary
only, (i) any act or
failure to act of the
Company or its agents,
including the Russian
Share Registrar, or
their respective
directors, employees,
agents or affiliates,
(ii) any provision,
present or future, of
the Charter of the
Company or any other
instrument of the
Company governing the
Deposited Securities or
(iii) any provision of
any securities issued or
distributed by the
Company, or any offering
or distribution thereof,
the Depositary or the
Company shall be
prevented, delayed or
forbidden from or be
subject to any civil or
criminal penalty on
account of doing or
performing any act or
thing which by the terms
of the Deposit Agreement
it is provided shall be
done or performed
(including, in the case
of the Depositary,
delivery of any
Deposited Securities or
distribution of cash or
property in respect
thereof pursuant to
Articles 12 and 13
hereof); nor shall the
Depositary or the
Company or any of their
respective directors,
employees, agents or
affiliates incur any
liability to any Owner
or Beneficial Owner by
reason of any
non-performance or
delay, caused as
aforesaid, in the
performance of any act
or thing which by the
terms of the Deposit
Agreement it is provided
shall or may be done or
performed, or by reason
of any exercise of, or
failure to exercise, any
discretion provided for
in the Deposit
Agreement.  Where, by
the terms of a
distribution pursuant to
Sections 4.01, 4.02, or
4.03 of the Deposit
Agreement, or an
offering or distribution
pursuant to Section 4.04
of the Deposit
Agreement, such
distribution or offering
may not be made
available to Owners of
Receipts, and the
Depositary may not
dispose of such
distribution or offering
on behalf of such Owners
and make the net
proceeds available to
such Owners, then the
Depositary shall not
make such distribution
or offering, and shall
allow any rights, if
applicable, to lapse.
Neither the Company nor
the Depositary assumes
any obligation or shall
be subject to any
liability under the
Deposit Agreement to
Owners or Beneficial
Owners of Receipts,
except that (i) the
Company agrees to
perform its obligations
specifically set forth
in the Deposit Agreement
and (ii) the Depositary
agrees to perform its
obligations specifically
set forth in the Deposit
Agreement without
negligence or bad faith.
Neither the Depositary
nor the Company shall be
under any obligation to
appear in, prosecute or
defend any action, suit,
or other proceeding in
respect of any Deposited
Securities or in respect
of the Receipts, which
in its opinion may
involve it in expense or
liability, unless
indemnity satisfactory
to it against all
expense and liability
shall be furnished as
often as may be
required, and the
Custodian shall not be
under any obligation
whatsoever with respect
to such proceedings, the
responsibility of the
Custodian being solely
to the Depositary.
Neither the Depositary
nor the Company shall be
liable for any action or
inaction by it in
reliance upon the advice
of or information from
accountants, any person
presenting Shares for
deposit, any Owner or
Beneficial Owner of a
Receipt, or any other
person believed by it in
good faith to be
competent to give such
advice or information
or, in the case of the
Depositary only, legal
counsel.  The Depositary
shall not be subject to
any liability with
respect to the validity
or worth of the
Deposited Securities.
The Depositary shall not
be responsible for any
failure to carry out any
instructions to vote any
of the Deposited
Securities, or for the
manner in which any such
vote is cast or the
effect of any such vote,
provided that any such
action or inaction is in
good faith.  The
Depositary shall not be
liable for any acts or
omissions made by a
successor depositary
whether in connection
with a previous act or
omission of the
Depositary or in
connection with a matter
arising wholly after the
removal or resignation
of the Depositary,
provided that in
connection with the
issue out of which such
potential liability
arises, the Depositary
performed its
obligations without
negligence or bad faith
while it acted as
Depositary.  The
Depositary shall not be
liable to the Company,
any Owner or Beneficial
Owner or any other
person for the
unavailability of
Deposited Securities or
for the failure to make
any distribution of cash
or property with respect
thereto as a result of
(i) any act or failure
to act of the Company or
its agents, including
the Russian Share
Registrar, or their
respective directors,
employees, agents or
affiliates, (ii) any
provision of any present
or future law or
regulation of the United
States, the Russian
Federation or any other
country, (iii) any
provision of any present
or future regulation of
any governmental or
regulatory authority or
stock exchange, (iv) any
provision of any present
or future Charter of the
Company or any other
instrument of the
Company governing the
Deposited Securities,
(v) any provision of any
securities issued or
distributed by the
Company, or any offering
or distribution thereof,
or (vi) any act of God
or war or other
circumstance beyond its
control.  The Company
agrees to indemnify the
Depositary, its
Custodian, and their
respective directors,
employees, agents and
affiliates and any
Custodian against, and
hold each of them
harmless from, any
liability or expense
(including, but not
limited to, the expenses
of counsel) which may
arise out of (a) any
registration with the
Commission of Receipts,
American Depositary
Shares or Deposited
Securities or the offer
or sale thereof, or out
of acts performed or
omitted, in accordance
with the provisions of
the Deposit Agreement
and of the Receipts, as
the same may be amended,
modified, or
supplemented from time
to time, (i) by either
the Depositary or a
Custodian or their
respective directors,
employees, agents and
affiliates, except for
any liability or expense
arising out of the
negligence or bad faith
of either of them, or
(ii) by the Company or
any of its directors,
employees, agents and
affiliates, (b) the
unavailability of
Deposited Securities or
the failure to make any
distribution of cash or
property with respect
thereto as a result of
(i) any act or failure
to act of the Company or
its agents, including
the Russian Share
Registrar, or their
respective directors,
employees, agents or
affiliates, (ii) any
provision of any present
or future Charter of the
Company or any other
instrument of the
Company governing
Deposited Securities or
(iii) any provision of
any securities issued or
distributed by the
Company, or any offering
or distribution thereof.
No disclaimer of
liability under the
Securities Act of 1933
is intended by any
provision of the Deposit
Agreement or (c) any
assessment against
Shares (or other
Deposited Securities) of
the sort contemplated by
Section 4.08 of the
Deposit Agreement.

		19)
	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.

		The Depositary
may at any time resign
as Depositary hereunder
by written notice of its
election so to do
delivered to the
Company, such
resignation to take
effect upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit
Agreement.  The
Depositary may at any
time be removed by the
Company by written
notice of such removal,
effective upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit
Agreement.  Whenever the
Depositary in its
discretion determines
that it is in the best
interest of the Owners
of Receipts to do so, it
may appoint a substitute
or additional custodian
or custodians.

		20)
	AMENDMENT.

		The form of
the Receipts and any
provisions of the
Deposit Agreement may at
any time and from time
to time be amended by
agreement between the
Company and the
Depositary without the
consent of Owners or
Beneficial Owners of
Receipts in any respect
which they may deem
necessary or desirable.
Any amendment which
shall impose or increase
any fees or charges
(other than taxes and
other governmental
charges, registration
fees and cable, telex or
facsimile transmission
costs, delivery costs or
other such expenses), or
which shall otherwise
prejudice any
substantial existing
right of Owners of
Receipts, shall,
however, not become
effective as to
outstanding Receipts
until the expiration of
thirty (30) days after
notice of such amendment
shall have been given to
the Owners of
outstanding Receipts.
Every Owner of a Receipt
at the time any
amendment so becomes
effective shall be
deemed, by continuing to
hold such Receipt, to
consent and agree to
such amendment and to be
bound by the Deposit
Agreement as amended
thereby.  In no event
shall any amendment
impair the right of the
Owner of any Receipt to
surrender such Receipt
and receive therefor the
Deposited Securities
represented thereby
except in order to
comply with mandatory
provisions of applicable
law.

		21)
	TERMINATION OF
DEPOSIT AGREEMENT.

		The Depositary
at any time at the
direction of the
Company, shall terminate
the Deposit Agreement by
mailing notice of such
termination to the
Owners of all Receipts
then outstanding at
least ninety (90) days
prior to the date fixed
in such notice for such
termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing
notice of such
termination to the
Company and the Owners
of all Receipts then
outstanding if at any
time ninety (90) days
shall have expired after
the Depositary shall
have delivered to the
Company a written notice
of its election to
resign and a successor
depositary shall not
have been appointed and
accepted its appointment
as provided in the
Deposit Agreement.  On
and after the date of
termination, the Owner
of a Receipt will, upon
(a) surrender of such
Receipt at the Corporate
Trust Office of the
Depositary and (b)
payment of any
applicable taxes or
governmental charges and
the fees and expenses of
the Depositary,
including the fee of the
Depositary for the
surrender of Receipts
referred to in Article 7
hereof, be entitled to
delivery, to him or upon
his order, of the amount
of Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Receipt in the manner
provided in Section 2.05
of the Deposit
Agreement.  If any
Receipts shall remain
outstanding after the
date of termination, the
Depositary thereafter
shall discontinue the
registration of
transfers of Receipts,
shall suspend the
distribution of
dividends to the Owners
thereof, and shall not
give any further notices
or perform any further
acts under the Deposit
Agreement, except that
the Depositary shall
continue to collect
dividends and other
distributions pertaining
to Deposited Securities,
shall sell rights and
other property as
provided in the Deposit
Agreement, and shall
continue to deliver
Deposited Securities,
together with any
dividends or other
distributions received
with respect thereto and
the net proceeds of the
sale of any rights or
other property, in
exchange for Receipts
surrendered to the
Depositary (after
deducting, in each case,
the fees of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in
accordance with the
terms and conditions of
the Deposit Agreement,
and any applicable taxes
or governmental
charges).  At any time
after the expiration of
one year from the date
of termination, the
Depositary may sell the
Deposited Securities
then held under the
Deposit Agreement and
may thereafter hold
uninvested the net
proceeds of any such
sale, together with any
other cash then held by
it thereunder,
unsegregated and without
liability for interest,
for the pro rata benefit
of the Owners of
Receipts which have not
theretofore been
surrendered, such Owners
thereupon becoming
general creditors of the
Depositary with respect
to such net proceeds.
After making such sale,
the Depositary shall be
discharged from all
obligations under the
Deposit Agreement,
except to account for
such net proceeds and
other cash (after
deducting, in each case,
the fees of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in
accordance with the
terms and conditions of
the Deposit Agreement,
and any applicable taxes
or governmental
charges).  Upon the
termination of the
Deposit Agreement, the
Company shall be
discharged from all
obligations under the
Deposit Agreement except
for its obligations to
the Depositary with
respect to
indemnification,
charges, and expenses.

		22)
ARBITRATION; WAIVER OF
IMMUNITIES.

		The Deposit
Agreement provides that
any controversy, claim
or cause of action
brought by any party to
the Deposit Agreement
against the Company
arising out of or
relating to the Shares
or other Deposited
Securities, the American
Depositary Shares, the
Receipts or the Deposit
Agreement, or the breach
thereof, shall be
settled by arbitration
in accordance with the
Commercial Arbitration
Rules of the American
Arbitration Association,
and that judgment upon
the award rendered by
the arbitrators may be
entered in any court
having jurisdiction
thereof; provided, that
in the event of any
third-party litigation
to which the Depositary
is a party and to which
the Company may properly
be joined, the Company
may be so joined in any
court in which such
litigation is
proceeding; and provided
further that any such
controversy, claim or
cause of action that
relates to or is based
upon the provisions of
the Federal securities
laws of the United
States or the rules and
regulations promulgated
thereunder may, but need
not, be submitted to
arbitration as provided
in the Deposit
Agreement.  The Deposit
Agreement further
provides that any
controversy, claim or
cause of action arising
out of or relating to
the Shares or other
Deposited Securities,
the American Depositary
Shares, the Receipts or
the Deposit Agreement
not subject to
arbitration shall be
litigated in the Federal
and state courts in the
Borough of Manhattan.
The Company has agreed
in the Deposit Agreement
to appoint an agent in
the United States for
service of process.

		To the extent
that the Company or any
of its properties,
assets or revenues may
have or hereafter become
entitled to, or have
attributed to it, any
right of immunity, on
the grounds of
sovereignty or
otherwise, from any
legal action, suit or
proceeding, from the
giving of any relief in
any respect thereof,
from setoff or
counterclaim, from the
jurisdiction of any
court, from service of
process, from attachment
upon or prior to
judgment, from
attachment in aid of
execution or judgment,
or other legal process
or proceeding for the
giving of any relief or
for the enforcement of
any judgment, in any
jurisdiction in which
proceedings may at any
time be commenced, with
respect to its
obligations, liabilities
or any other matter
under or arising out of
or in connection with
the Shares or Deposited
Securities, the American
Depositary Shares, the
Receipts or the Deposit
Agreement, the Company,
to the fullest extent
permitted by law, hereby
irrevocably and
unconditionally waives,
and agrees not to plead
or claim, any such
immunity and consents to
such relief and
enforcement.

		23)
	REGISTRATION OF
SHARES; RUSSIAN SHARE
REGISTRAR; SHARE
REGISTER.

		a)	The
Company has agreed in
the Deposit Agreement
that it shall, at any
time and from time to
time:

	i)  take any and
all action as may
be necessary to
assure the accuracy
and completeness of
all information set
forth in the Share
Register maintained
by the Russian
Share Registrar in
respect of the
Shares or Deposited
Securities;

	ii)  provide or
cause the Russian
Share Registrar to
provide to the
Depositary, the
Custodian or their
respective agents
unrestricted access
to the Share
Register, in such
manner and upon
such terms and
conditions as the
Depositary may, in
its sole
discretion, deem
appropriate, to
permit the
Depositary, the
Custodian or their
respective agents
to regularly (and
in any event not
less than monthly)
confirm the number
of Deposited
Securities
registered in the
name of the
Depositary, the
Custodian or their
respective
nominees, as
applicable,
pursuant to the
terms of the
Deposit Agreement
and, in connection
therewith, to
provide the
Depositary, the
Custodian or their
respective agents,
upon request, with
a duplicate extract
from the Share
Register duly
certified by the
Russian Share
Registrar (or some
other evidence of
verification which
the Depositary, in
its sole
discretion, deems
sufficient);

	iii)  cause the
Russian Share
Registrar promptly
(and, in the event,
within three
business days in
Moscow from the
time it is
requested to do so
by the Depositary
or the Custodian or
any of their
respective agents)
to effect the re-
registration of
ownership of
Deposited
Securities in the
Share Register in
connection with any
deposit or
withdrawal of
Shares or Deposited
Securities under
the Deposit
Agreement;

	iv)  permit and
cause the Russian
Share Registrar to
permit the
Depositary or the
Custodian to
register any Shares
or other Deposited
Securities held
under the Deposit
Agreement in the
name of the
Depositary, the
Custodian or their
respective nominees
(which may, but
need not be, a non-
resident of the
Russian
Federation); and

	v)  cause the
Russian Share
Registrar promptly
to notify the
Depositary in
writing at the time
that the Russian
Share Registrar
(A) eliminates the
name of a
shareholder of the
Company from the
Share Register or
otherwise alters a
shareholder's
interest in the
Company's shares
and such
shareholder alleges
to the Company or
the Russian Share
Registrar or
publicly that such
elimination or
alteration is
unlawful; (B) no
longer will be able
materially to
comply with, or has
engaged in conduct
that indicates it
will not materially
comply with, the
provisions of the
Deposit Agreement
relating to it
(including, without
limitation, Section
5.13 thereof);
(C) refuses to
re-register shares
of the Company in
the name of a
particular
purchaser and such
purchaser (or its
respective seller)
alleges that such
refusal is
unlawful; (D) holds
shares of the
Company for its own
account; or (E) has
materially breached
the provisions of
the Deposit
Agreement relating
to it (including,
without limitation,
Section 5.13
thereof) and has
failed to cure such
breach within a
reasonable time.

		(b)	The
Company has agreed in
the Deposit Agreement
that it shall be solely
liable for any act or
failure to act on the
part of the Russian
Share Registrar and that
the Company shall be
solely liable for the
unavailability of
Deposited Securities or
for the failure of the
Depositary to make any
distribution of cash or
property with respect
thereto as a result of
(i) any act or failure
to act of the Company or
its agents, including
the Russian Share
Registrar, or their
respective directors,
employees, agents or
affiliates, (ii) any
provision of any present
or future Charter of the
Company or any other
instrument of the
Company governing the
Deposited Securities, or
(iii) any provision of
any securities issued or
distributed by the
Company, or any offering
or distribution thereof.

		(c)	The
Depositary has agreed in
the Deposit Agreement
that the Depositary or
the Custodian will
regularly (and in any
event not less than
monthly) confirm the
number of Deposited
Securities registered in
the name of the
Depositary, the
Custodian or their
respective nominees, as
applicable, pursuant to
the terms of the Deposit
Agreement.  The Company
and the Depositary have
agreed in the Deposit
Agreement that, for
purposes of the rights
and obligations under
the Deposit Agreement
and this Receipt of the
parties thereto and
hereto, the records of
the Depositary and the
Custodian shall be
controlling for all
purposes with respect to
the number of Shares or
other Deposited
Securities which should
be registered in the
name of the Depositary,
the Custodian or their
respective nominees, as
applicable, pursuant to
the terms of the Deposit
Agreement.  In the event
of any material
discrepancy between the
records of the
Depositary or the
Custodian and the Share
Register, then, if an
officer of the ADR
Department of the
Depositary has actual
knowledge of such
discrepancy, the
Depositary will promptly
notify the Company.  In
the event of any
discrepancy between the
records of the
Depositary or the
Custodian and the Share
Register, the Company
has agreed that (whether
or not it has received
any notification from
the Depositary) it will
(i) use its best efforts
to (i) cause the Russian
Share Registrar to
reconcile its records to
the records of the
Depositary or the
Custodian and to make
such corrections or
revisions in the Share
Register as may be
necessary in connection
therewith and (ii) to
the extent the Company
is unable to so
reconcile such records,
promptly instruct the
Depositary to notify the
Owners of the existence
of such discrepancy.
Upon receipt of such
instruction, the
Depositary will promptly
give such notification
to the Owners pursuant
to Section 4.09 of the
Deposit Agreement (it
being understood that
the Depositary may at
any time give such
notification to the
Owners, whether or not
it has received
instructions from the
Company) and will
promptly cease issuing
Receipts pursuant to
Section 2.02 of the
Deposit Agreement until
such time as, in the
opinion of the
Depositary, such records
have been appropriately
reconciled.



	A-5